UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 26, 2026

RUBRIK, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-42028 (Commission File Number)	46-4560494 (I.R.S. Employer Identification Number)

3495 Deer Creek Road, Palo Alto, California 94304
(Address of principal executive offices and zip code)

(844) 478-2745
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value	RBRK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On August 27, 2026, Rubrik, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended July 31, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective as of August 26, 2026, the Board of Directors (the “Board”) of the Company increased the authorized size of the Board from eight to nine directors and appointed Rakefet Russak-Aminoach to the Board. Ms. Russak-Aminoach was appointed as a Class I director for a term expiring at the Company’s 2028 annual meeting of stockholders.
Ms. Russak-Aminoach has entered into the Company’s standard form of indemnification agreement between the Company and its directors and executive officers. Ms. Russak-Aminoach will be compensated as a member of the Board under the terms of the Company’s Non-Employee Director Compensation Policy.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Rubrik, Inc. dated August 27, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 27, 2026

Rubrik, Inc.
By:	/s/ Kiran Choudary
Name:	Kiran Choudary
Title:	Chief Financial Officer